UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 4a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE PBSJ CORPORATION

2001 N.W. 107th Avenue

Miami, Florida 33172

(305) 592-7275

(Name of Registrant as Specified In Its Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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none

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE PBSJ CORPORATION

2001 NW 107 Avenue

Miami, Florida 33172-2507

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 21, 2004

To the Shareholders of

The PBSJ Corporation

Notice is hereby given that the Annual Meeting of the Shareholders of The PBSJ Corporation, a Florida corporation (the “Company”), will be held at the Gaylord Opryland Hotel, Nashville, Tennessee, on Wednesday, January 21, 2004, at 3:00 p.m. for the following purposes:

(1)        To elect five (5) persons to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

(2)        To vote on a proposal to modify the Company’s by-laws to clarify that in the event the Company exercises its right not to redeem an employee’s shares of stock and the ESOP likewise does not redeem the said shares of stock, the employee may offer said shares to other eligible full time employee shareholders.

(3)        To vote on a proposal to modify the Company’s by-laws to allow for electronic notification of meeting notices, i.e. e-mail.

(4)        To vote on a proposal to modify the Company’s by-laws to make it mandatory for employees surrendering or selling their shares to provide the share certificates to the Company within 30 days of the event triggering such surrender or sale.

(5)        To vote on a proposal to modify the Company’s by-laws to allow the Executive Vice President or the Vice President to act as Chief Operating Officer, as determined by the Board of Directors.

(6)        To vote on a proposal to approve the reappointment of PricewaterhouseCoopers as the independent auditors of the Company for the quarterly reviews of fiscal year 2004.

(7)        To appoint Richard A. Wickett and John B. Zumwalt, III to vote upon such other business as may properly come before the meeting, at which meeting the shareholder is not present.

The Board of Directors has fixed the close of business on November 30, 2003 as the record date for the determination of shareholders entitled to notice of the meeting and any adjournment thereof. Only shareholders of record who are still employees of the Company or its subsidiaries on January 1, 2004 will be entitled to vote at the meeting.

By order of the Board of Directors.

/s/ Richard A. Wickett

Richard A. Wickett Chairman of the Board

December 31, 2003

THE PBSJ CORPORATION

P R O X Y     S T A T E M E N T

ANNUAL MEETING OF SHAREHOLDERS

January 21, 2004

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The PBSJ Corporation, a Florida corporation (the “Company”), of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 3:00 p.m., Central Standard Time, on Wednesday, January 21, 2004, at the Gaylord Opryland Hotel, Nashville, Tennessee 37214.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by the Company’s Intranet, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, by telephone or by facsimile transmission.

The Company’s major direct and indirect subsidiaries are Post, Buckley, Schuh & Jernigan, Inc. (“PBS&J”), a Florida corporation; PBS&J Construction Services, Inc.; Seminole Development Corporation; and Post, Buckley International, Inc.

The Company’s corporate office is located at 2001 N.W. 107 Avenue, Miami, Florida 33172-2507. The telephone number of the Company is (305) 592-7275.

The approximate date of mailing of this Proxy Statement is December 31, 2003.

REVOCABILITY OF PROXIES

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company the attached revocable proxy card or by attending the meeting of stockholders and voting in person.

VOTING RIGHTS—OUTSTANDING SHARES—PROXIES

Only shareholders of record on the books of the Company at the close of business on November 30, 2003 (Record Date) will be entitled to notice of and to vote at the Annual Meeting if still employed by the Company or its subsidiaries on January 1, 2004. As of November 30, 2003, the record date for determination of the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting, there were 7,895,581 shares of the Company’s Common Stock, par value $.00067 per share, issued and outstanding. The Company has no shares of Common Stock in treasury. The quorum necessary to conduct business at the Annual meeting consists of a majority of the outstanding shares of Common Stock, represented in person or by proxy. Each share of Common Stock owned individually in the name of the employee entitles the holder thereof to one vote on all matters brought before the Annual Meeting. Each share of common stock owned through The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the Plan) for the benefit of the employee entitles the employee to one vote on all matters brought before the Annual Meeting.

When proxies are returned to the Company properly signed and dated, the shares represented thereby will be voted in accordance with the directions given therein. Shareholders are urged to specify their choice by marking the appropriate box on the enclosed proxy. If no choice is specified, the shares will be voted for the proposals set forth on the proxy. A shareholder who submits a proxy may revoke it at any time before it has been voted at the Annual Meeting by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. Although a shareholder may have submitted a proxy, such shareholder may nevertheless attend the Annual Meeting, revoke the proxy and vote in person.

VOTING SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

The following table sets forth certain information as of November 30, 2003, relating to (i) the ownership shares of Common Stock by all proposed executive officers of the Company and each person who has been nominated for election as Director and (ii) the aggregate number of shares of Common Stock owned beneficially by all proposed executive officers and all persons nominated for election as directors of the Company as a group:

Shareholder	Shares of Common Stock Beneficially Owned (1)	Percent Of Class
PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust	4,126,771	52.27
Todd J. Kenner	106,394	1.35
Robert J. Paulsen	135,675	1.72
John S. Shearer	182,990	2.32
Richard A. Wickett	302,189	3.83
John B. Zumwalt	193,110	2.45
All directors and executive officers as a group (5 persons)	920,358	11.7

(1)	Includes 7,830, 20,880, 16,050, 147,005, and 86,655 shares owned via self-direction from their accounts in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust for Messrs. Kenner, Paulsen, Shearer, Wickett and Zumwalt, respectively.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors has nominated the following five (5) persons for election as Directors of the Company, with each Director to hold office until the next annual meeting of shareholders of the Company or until his successor is duly elected and qualified.

Name	Proposed Positions	Age
Todd J. Kenner	Director	42
Robert J. Paulsen	Director	51
John S. Shearer	Director	52
Richard A. Wickett	Director	62
John B. Zumwalt	Director	52

All of the foregoing are currently serving as directors of the Company. Directors and officers are elected annually and hold office until their successors are elected and qualified.

Todd J. Kenner, P.E., joined The PBSJ Corporation in 1989. He has been a Director and Vice President of the Company since 2001 and is currently Senior Vice President of the Company and Executive Vice President of PBS&J.

Robert J. Paulsen, P.E., joined The PBSJ Corporation in 1986. He has been a Director of the Company since 2000. He is currently Executive Vice President and Secretary of the Company and Chief Operating Officer and Senior Executive Vice President of PBS&J.

John S. Shearer, P.E., rejoined The PBSJ Corporation in 1991. He has been a Director and Vice President of the Company since 2001 and is currently Senior Vice President of the Company and Executive Vice President of PBS&J.

Richard A. Wickett, C.P.A., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Chairman of the Board, Chief Financial Officer and Treasurer of the Company and Chairman and Chief Financial Officer of PBS&J.

John B. Zumwalt, P.E., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Vice Chairman of the Board, President and Chief Executive Officer of the Company and PBS&J.

Meetings of the Board

The Boards of Directors of the Company and PBS&J meet both on a regularly scheduled basis and on a specially scheduled basis. During the fiscal year ended September 30, 2003, the Board of Directors of the Company met on nine occasions, and the Board of Directors of PBS&J met on seven occasions.

No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors that he was eligible to attend.

On September 29, 2003, the Board of Directors approved and adopted a code of ethics for the Company’s Principal Executive Officer, Principal Financial Officer, Principal Operations Officer and Principal Accounting Officer. Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. This code of ethics was filed ass an exhibit to the Form 10-K, filed on December 19, 2003.

Committees of the Board

The Board of Directors has various standing committees, which are discussed below.

Policy Audit Review Committee

The policy Audit Review Committee is responsible for the Company’s financial processes and internal control environment. Its responsibilities include reviewing the Company’s performance with the independent auditors on a quarterly basis and reviewing and recommending policies and procedures for the Company to the Board of Directors.

As per section 407 of the Sarbanes-Oxley Act of 2002, the Company’s Audit Committee is comprised of one member who is a financial expert, as such term is defined by the Securities and Exchange Commission.

The following table presents fees for services rendered by our independent auditors, PriceWaterhouseCoopers for fiscal years 2003 and 2002:

	2003	2002
	(in thousands)
Audit fees	$170	$270
Audit-related fees (1)	52	50

Audit and audit-related fees	222	320
Tax fees (2)	119	200

Total fees	$341	$520

(1)	Audit-related fees include benefit plan and overhead audits.
(2)	Tax fees consist of fees for tax consultation and tax compliance servicies.

There were no financial information systems design and implementation fees in incurred in 2003 or 2002.

Compensation of Directors and Executive Officers

We do have a compensation advisory committee. All of the members of our board of directors participated in deliberations concerning executive officer compensation. Because all of our directors are also executive officers, no additional compensation is paid to any director for any services performed by him in his capacity as director. We reimburse our directors for any expenses incurred by them in connection with their duties as directors.

During fiscal year 2003, the Company’s executive compensation program was comprised of the following key components:

Base Salary—The Company sets the base salaries of its executives at the levels of comparably sized companies engaged in similar industries.

Annual Incentive Awards—The Company awards incentive bonuses based on the Company’s performance as a component of overall compensation.

Compensation of CEO—CEO compensation is comprised of the same components as the other executive officers’ compensation.

The following table sets forth compensation information with respect to our Chief Executive Officer and our four most highly compensated executive officers whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. In this document, we refer to these executive officers as the “Named Officers.”

Summary Compensation Table (1)

Name and Principal Position	Year	Annual Compensation		Other Annual Compensation($)	Long-Term Compensation		All Other Compensation($)
		Salary($)	Bonus($)		Restricted Stock Award(s)($)(2)
Richard A. Wickett, Chairman, Chief Financial Officer and Treasurer	2003 2002 2001	$250,000 241,250 206,250	$200,000 160,000 139,500	** ** **		— — —	— — —

John B. Zumwalt, Vice Chairman, President and Chief Executive Officer	2003 2002 2001	$257,500 243,750 216,250	$200,000 160,000 142,000	** ** **	$	— 42,600 32,160	— — —

Robert J. Paulsen Chief Operating Officer, Executive V.P. and Secretary	2003 2002 2001	$235,000 212,500 183,750	$200,000 160,000 128,500	** ** **		— — —	— — —

John S. Shearer, Senior Vice President	2003 2002 2001	$201,250 183,750 163,000	$150,000 120,000 102,000	** ** **	$	— 106,500 75,040	— — —

Todd J. Kenner, Senior Vice President	2003 2002 2001	$191,250 176,250 161,250	$150,000 105,000 88,500	** ** **		— — —	— — —

**	Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer, and therefore, is not required to be disclosed pursuant to Securities and Exchange Commission rules.
(1)	Certain columns have been omitted because they do not apply.
(2)	The aggregate number of shares of restricted stock held by the Named Officers is 154,290 valued at $3,471,525 based on the value of our stock as of September 30, 2003 as determined by an independent appraisal. Although we do not intend to declare or pay any dividends in the foreseeable future and are limited in this respect by the terms of our credit agreement, if we did declare or pay any dividends, any Named Officer holding restricted stock would be entitled to receive dividends on their restricted stock.

PERFORMANCE GRAPH

The following graph shows a comparison of the cumulative total shareholder return for PBSJ’s common stock, the S&P 500 Index and a weighted peer group index over the last five fiscal years. The peer group index consists of other engineering firms used in PBSJ’s independent stock valuation. The graph shows the growth of a $100 investment in PBSJ’s common stock, the S&P 500 Index and the Peer Group Index on September 30, 1999. The comparable stock price of the Company’s common stock on September 30, 1999 was $7.82.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

PROPOSAL 2—PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO CLARIFY THAT IN THE EVENT THE COMPANY EXERCISES ITS RIGHT NOT TO REDEEM AN EMPLOYEE’S SHARES OF STOCK AND THE ESOP LIKEWISE DOES NOT REDEEM THE SAID SHARES OF STOCK, THE EMPLOYEE MAY OFFER SAID SHARES TO OTHER ELIGIBLE FULL TIME EMPLOYEE SHAREHOLDERS.

This proposal would modify sections 2a, 3a, 4a and 6 of Article VIII of the Company’s by-laws, which were filed as exhibit 3.2 in the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on June 27, 2000.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 3—PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW FOR ELECTRONIC NOTIFICATION OF MEETING NOTICES, I.E. E-MAIL.

This proposal would modify section 5 of Article II of the Company’s by-laws, which were filed as exhibit 3.2 in the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on June 27, 2000.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 4—PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO MAKE IT MANDATORY FOR EMPLOYEES SURRENDERING OR SELLING THEIR SHARES TO PROVIDE THE SHARE CERTIFICATES TO THE COMPANY WITHIN 30 DAYS OF THE EVENT TRIGGERING SUCH SURRENDER OR SALE.

This proposal would add Section 5 to Article V of the Company’s by-laws, which were filed as exhibit 3.2 in the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on June 27, 2000.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 5—PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW THE EXECUTIVE VICE PRESIDENT OR THE VICE PRESIDENT TO ACT AS CHIEF OPERATING OFFICER, AS DETERMINED BY THE BOARD OF DIRECTORS.

This proposal would modify section 5 of Article IV of the Company’s by-laws, which were filed as exhibit 3.2 in the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on June 27, 2000.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 6—PROPOSAL TO APPROVE THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE QUARTERLY REVIEWS OF FISCAL YEAR 2004, AND CONSENT TO THE SELECTION OF AUDITORS BY THE COMPANY’S AUDIT COMMITTEE FOR THE AUDIT OF FISCAL YEAR 2004.

The Board of Directors of the Company has approved PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditors of the Company for the quarterly reviews of fiscal year 2004, and has further directed that the selection of auditors be submitted for approval and ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has served as the Company’s auditors for over twenty-four years. Representatives of PricewaterhouseCoopers LLP will not be present at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 7—PROPOSAL TO APPOINT RICHARD A. WICKETT AND JOHN B. ZUMWALT, III TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AT WHICH MEETING THE SHAREHOLDER IS NOT PRESENT.

In the event the undersigned is not present at the Annual Meeting of Shareholders of the Company, the undersigned hereby appoints Richard A. Wickett and John B. Zumwalt, III, the true and lawful attorneys, agents and proxies of the undersigned, each with full power to appoint his substitute, for and in the name of the undersigned to act for the undersigned and to vote all of the shares of the voting, which the undersigned is entitled to vote at the Annual Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the best of the Company’s knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2003, all Section 16(a) filing requirements applicable to the Company’s officers, directors and holders of more than ten percent of the Company’s Common Stock were complied with.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s Year 2005 Annual Meeting of Stockholders must be received by the Company in writing no later than September 30, 2004, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be addressed at the Annual Meeting. However, if additional matters properly come before the Annual Meeting, then the proxy-holders will vote the shares they represent in such manner as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

By:

Richard A. Wickett Chairman and Chief Financial Officer

Dated: December 31, 2003

PROXY CARD

THE PBSJ CORPORATION

PROXY FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON

JANUARY 21, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF THE PBSJ CORPORATION

The undersigned shareholder hereby casts his/her vote representing the shares of Common Stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the “COMPANY”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the COMPANY to be held Wednesday, January 21, 2004, at 3:00 P.M., Central Standard Time, and at any adjournment or adjournments thereof, as designated below.

1.	ELECTION OF DIRECTORS.

	☐	FOR ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY
		(This option will vote in favor of all nominees)	(To withhold authority to vote for any individual nominee, check the box next to the nominees name)

☐	Robert J. Paulsen	☐	John S. Shearer
☐	Todd J. Kenner	☐	John B. Zumwalt, III	☐	Richard A. Wickett

2.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO CLARIFY THAT IN THE EVENT THE COMPANY EXERCISES ITS RIGHT NOT TO REDEEM AN EMPLOYEE’S SHARES OF STOCK AND THE ESOP LIKEWISE DOES NOT REDEEM THE SAID SHARES OF STOCK, THE EMPLOYEE MAY OFFER SAID SHARES TO OTHER ELIGIBLE FULL TIME EMPLOYEE SHAREHOLDERS.

☐	FOR	☐ AGAINST

3.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW FOR ELECTRONIC NOTIFICATION OF MEETING NOTICES, I.E. E-MAIL.

☐	FOR	☐ AGAINST

4.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO MAKE IT MANDATORY FOR EMPLOYEES SURRENDERING OR SELLING THEIR SHARES TO PROVIDE THE SHARE CERTIFICATES TO THE COMPANY WITHIN 30 DAYS OF THE EVENT TRIGGERING SUCH SURRENDER OR SALE.

☐	FOR	☐ AGAINST

5.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW THE EXECUTIVE VICE PRESIDENT OR THE VICE PRESIDENT TO ACT AS CHIEF OPERATING OFFICER, AS DETERMINED BY THE BOARD OF DIRECTORS.

☐	FOR	☐ AGAINST

6.	PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR QUARTERLY REVIEWS OF FISCAL YEAR 2004.

☐	FOR	☐ AGAINST

7.	PROPOSAL TO APPOINT RICHARD A. WICKETT AND JOHN B. ZUMWALT, III TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AT WHICH MEETING THE SHAREHOLDER IS NOT PRESENT.

☐	FOR	☐ AGAINST

1

This Proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2004 Annual Meeting of Shareholders of The PBSJ Corporation.

PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Dated: , 200 .
Name of Shareholder

Signature (Please sign exactly as name appears hereon.)

2

PROXY CARD

THE PBSJ CORPORATION

FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON

JANUARY 21, 2004

THIS PROXY STATEMENT IS SOLICITED

ON BEHALF OF THE TRUSTEES OF

THE PBSJ EMPLOYEE PROFIT SHARING

AND STOCK OWNERSHIP PLAN AND TRUST

The undersigned participant in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the “Plan”) hereby casts their vote of their shares of Common Stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the “COMPANY”), in his/her participant account in the Plan held as of record by the Trustees on November 30, 2003, at the Annual Meeting of Shareholders of the Company to be held on January 21, 2004, at 3:00 P.M., Central Standard time, and any adjournment or adjournments thereof, as designated below:

1.	ELECTION OF DIRECTORS.

	☐	FOR ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY
		(This option will vote in favor of all nominees)	(To withhold authority to vote for any individual nominee, check the box next to the nominee’s name)

☐	Robert J. Paulsen	☐	John S. Shearer
☐	Todd J. Kenner	☐	John B. Zumwalt, III	☐	Richard A. Wickett

2.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO CLARIFY THAT IN THE EVENT THE COMPANY EXERCISES ITS RIGHT NOT TO REDEEM AN EMPLOYEE’S SHARES OF STOCK AND THE ESOP LIKEWISE DOES NOT REDEEM THE SAID SHARES OF STOCK, THE EMPLOYEE MAY OFFER SAID SHARES TO OTHER ELIGIBLE FULL TIME EMPLOYEE SHAREHOLDERS.

☐	FOR	☐ AGAINST

3.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW FOR ELECTRONIC NOTIFICATION OF MEETING NOTICES, I.E. E-MAIL.

☐	FOR	☐ AGAINST

4.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO MAKE IT MANDATORY FOR EMPLOYEES SURRENDERING OR SELLING THEIR SHARES TO PROVIDE THE SHARE CERTIFICATES TO THE COMPANY WITHIN 30 DAYS OF THE EVENT TRIGGERING SUCH SURRENDER OR SALE.

☐	FOR	☐ AGAINST

5.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW THE EXECUTIVE VICE PRESIDENT OR THE VICE PRESIDENT TO ACT AS CHIEF OPERATING OFFICER, AS DETERMINED BY THE BOARD OF DIRECTORS.

☐	FOR	☐ AGAINST

6.	PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE QUARTERLY REVIEWS OF FISCAL YEAR 2004.

☐	FOR	☐ AGAINST

3

7.	PROPOSAL TO APPOINT RICHARD A. WICKETT AND JOHN B. ZUMWALT, III TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AT WHICH MEETING THE SHAREHOLDER IS NOT PRESENT.

☐	FOR	☐ AGAINST

This Proxy, when properly executed, will be used by the Trustees of the Plan to vote in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2004 Annual Meeting of Shareholders of The PBSJ Corporation.

PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS STATEMENT PROMPTLY.

Dated:	, 200 .
Name of Plan Participant

Signature (Please sign exactly as name appears hereon.)

4